Exhibit 99.1

LETTER OF TRANSMITTAL

GENCORP INC.

OFFER TO EXCHANGE ALL OUTSTANDING

7.125% SECOND-PRIORITY SENIOR SECURED NOTES DUE 2021

ISSUED ON JANUARY 28, 2013 FOR

7.125% SECOND-PRIORITY SENIOR SECURED NOTES DUE 2021

UNCONDITIONALLY GUARANTEED BY AEROJET ROCKETDYNE, INC., AEROJET

ROCKETDYNE OF DE, INC., ARDE, INC. AND ARDE-BARINCO, INC.

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

Pursuant to the Prospectus dated                     , 2013,

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 p.m., NEW YORK CITY TIME, ON

                    , 2013 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED,

IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND

DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT

ANY TIME PRIOR TO THE EXPIRATION DATE.

DELIVERY TO:

U.S. Bank National Association, Exchange Agent

By registered or certified mail, hand or overnight delivery:	Facsimile transactions:	For additional information:

U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Specialized Finance	(651) 466-7372	U.S. Bank National Association Specialized Finance, 2nd Floor U.S. Bank, Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 (800) 934-6802

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Please read the instructions set forth in this Letter of Transmittal carefully before completing it.

The undersigned acknowledges receipt of the prospectus dated                     , 2013 (the “Prospectus”) of GenCorp Inc., an Ohio corporation (the “Company”) and this Letter of Transmittal (this “Letter of Transmittal”), relating to the Company’s offer to exchange up to $460,000,000 aggregate principal amount of its 7.125% Second-Priority Senior Secured Notes due 2021 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $460,000,000 aggregate principal amount of its outstanding unregistered 7.125% Second-Priority Senior Secured Notes due 2021 (the “Initial Notes”), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal. The New Notes are unconditionally guaranteed (the “New Guarantees”) by Aerojet Rocketdyne, Inc., Aerojet Rocketdyne of DE, Inc., Arde, Inc. and Arde-Barinco, Inc. The Prospectus and this Letter of Transmittal together constitute the Company’s offer to exchange (the “Exchange Offer”) its New Notes, including the New Guarantees, for a like principal amount of its Initial Notes, including guarantees, from the registered holders thereof.

The Company has filed a registration statement, which became effective under the Securities Act on                     , 2013, to register the New Notes under the Securities Act.

Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

Initial Notes may be tendered only by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Depositary”). Tenders of the Initial Notes must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program (“ATOP”) and the procedures set forth in the Prospectus under the caption “The Exchange Offer—Book-Entry Transfer.”

The undersigned hereby tenders the Initial Notes described in the box entitled “Description of Initial Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Initial Notes covered by this Letter of Transmittal and the undersigned represents that it has received from each beneficial owner of Initial Notes (“Beneficial Owners”) a duly completed and executed form of “Instructions to DTC Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Registered holder, as used herein, refers to a participant in the Depositary whose name appears on the Depositary’s security position listing the participant as the owner of the Initial Notes tendered hereby. The undersigned hereby represents and warrants that the information set forth in the box entitled “Beneficial Owner(s)” is true and correct. Any Beneficial Owner whose Initial Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Initial Notes promptly and instruct such registered holder of Initial Notes to tender on behalf of the Beneficial Owner.

In order to properly complete this Letter of Transmittal, a holder of Initial Notes must (i) complete the box entitled “Description of Initial Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Prospectus Copies, Special Issuance Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here,” and (iv) complete and sign the attached IRS Form W-9, or if applicable, the appropriate Form W-8 (which can be found at www.irs.gov). Each holder of Initial Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal. If the holder of Initial Notes wishes to tender for exchange less than all of such holder’s Initial Notes, column (3) in the box entitled “Description of Initial Notes” must be completed in full. See also Instruction 5.

DESCRIPTION OF INITIAL NOTES
(1)	(2)	(3)
Name(s) and Address(es) of Registered Holder(s) of Initial Notes, Exactly as the Name of the Participant Appears on the Book-Entry Transfer Facility’s Security Position Listing (Please fill in, if blank)	Aggregate Principal Amount	Principal Amount of Initial Note(s) Tendered (only if different amount from Column (2)) (Must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof)*

	TOTAL

*  Column (3) need not be completed by holders of Initial Notes who wish to tender for exchange the principal amount of Initial Notes listed in column (2). Completion of column (3) will indicate that the holder of Initial Notes wishes to tender for exchange only the principal amount of Initial Notes indicated in column (3).

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

BY CREDITING THE INITIAL NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE DEPOSITARY’S ATOP AND BY COMPLYING WITH THE APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE INITIAL NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH INITIAL NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER—TERMS OF THE EXCHANGE OFFER” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone No.:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF NEW NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR INITIAL NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES AND REPRESENTS THAT IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT, IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES; HOWEVER, BY SO ACKNOWLEDGING AND REPRESENTING AND BY DELIVERING SUCH A PROSPECTUS THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW NOTES, IT REPRESENTS THAT THE INITIAL NOTES TO BE EXCHANGED FOR THE NEW NOTES WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. IN ADDITION, SUCH BROKER-DEALER REPRESENTS THAT IT IS NOT ACTING ON BEHALF OF ANY PERSON WHO COULD NOT TRUTHFULLY MAKE THE FOREGOING REPRESENTATIONS.

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if Initial Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Credit Initial Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

(ACCOUNT NUMBER)

BENEFICIAL OWNER(S)

STATE OF PRINCIPAL RESIDENCE OF EACH BENEFICIAL OWNER OF INITIAL NOTES	PRINCIPAL AMOUNT OF INITIAL NOTES HELD FOR ACCOUNT OF BENEFICIAL OWNER(S)

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

GenCorp Inc., an Ohio corporation (the “Company”) upon the terms and subject to the conditions set forth in the prospectus dated                     , 2013 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), has offered to exchange up to $460,000,000 aggregate principal amount of its 7.125% Second-Priority Senior Secured Notes due 2021 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $460,000,000 aggregate principal amount of its outstanding unregistered 7.125% Second-Priority Senior Secured Notes due 2021 (the “Initial Notes”). The New Notes are unconditionally guaranteed (the “New Guarantees”) by Aerojet Rocketdyne, Inc., Aerojet Rocketdyne of DE, Inc., Arde, Inc. and Arde-Barinco, Inc. The Prospectus and this Letter of Transmittal together constitute the Company’s offer to exchange (the “Exchange Offer”) its New Notes, including the New Guarantees, for a like principal amount of its Initial Notes, including guarantees, from the registered holders thereof. Pursuant to the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Initial Notes, including guarantees, indicated above. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (as defined below) as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Initial Notes, with full power of substitution, among other things, to cause the Initial Notes to be assigned, transferred and exchanged.

The undersigned understands and agrees that the Company has filed a registration statement to register the New Notes under the Securities Act and will not accept for exchange any Initial Notes until the registration statement has become effective under the Securities Act.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Initial Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations to conduct an “Exchange Offer” under the Registration Rights Agreement, dated as of January 28, 2013, among the Company and the Initial Purchasers (as defined therein), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Initial Notes tendered for exchange hereby, and (iii) hereby appoints U.S. Bank National Association (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Initial Notes with respect to such Initial Notes, with full power of substitution, to (x) transfer ownership of such Initial Notes on the account books maintained by The Depository Trust Company (the “Depositary”) (together with all accompanying evidences of transfer and authenticity), (y) take any action necessary to transfer such Initial Notes to the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Initial Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Initial Notes, and (ii) when such Initial Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, or other obligations relating to their sale and transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Initial Notes tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is participating or intends to participate in the distribution of the New Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any broker-dealer or any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) and the Morgan Stanley and Co., Inc. no-action letter (available June 5, 1991), as interpreted in the Commission’s no-action letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company, its parent company or its subsidiaries, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Initial Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Initial Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of the Registration Rights Agreements, the prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Notes received in exchange for Initial Notes, where such Initial Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period of up to 90 days commencing on the day the exchange offer is consummated or, such shorter period during which the participating broker-dealer or such other persons are required by law to deliver such prospectus. In that regard, each broker-dealer who acquired Initial Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Initial Notes and pursuant to this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreements, such participating broker-dealer will suspend the sale of New Notes pursuant to the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the participating broker-dealer. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 90-day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the New Notes.

The undersigned acknowledges that, for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Initial Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. The undersigned acknowledges that the Company’s acceptance of Initial Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a valid, binding and enforceable agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Tenders of Initial Notes for exchange may be withdrawn at any time prior to the Expiration Date, which is 5:00 p.m. New York City time, unless otherwise extended.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Initial Notes not tendered for exchange to the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Initial Notes if the Company does not accept for exchange any of the Initial Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Initial Notes.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Initial Notes is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF INITIAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS)

SIGNATURE(S) OF OWNER	DATE

Area Code and Telephone Number

If a holder is tendering an Initial Note, this Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on a security position listing. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.

Name(s):
(PLEASE TYPE OR PRINT)

Capacity:

Address:

Area Code and Telephone Number:

Tax Identification Number:

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1) SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:

(AUTHORIZED SIGNATURE)

(TITLE)

(NAME AND FIRM)

DATED:	2013
(PLEASE COMPLETE ACCOMPANYING FORM W-9.)

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of the New York Stock Exchange Medallion Signature Program or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if such Initial Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.	Delivery of this Letter of Transmittal and Initial Notes.

This Letter of Transmittal is to be completed by holders of Initial Notes if tenders are to be made pursuant to the procedures for tender by book-entry transfer. All deliveries of Initial Notes must be made to the account of the Exchange Agent maintained at the Depositary. A confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date.

THE METHOD OF DELIVERY OF INITIAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF INITIAL NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AS AN ALTERNATIVE TO DELIVERY BY MAIL, THE HOLDER MAY WISH TO CONSIDER USING AN OVERNIGHT OR HAND DELIVERY SERVICE. THE LETTER OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Initial Notes for exchange.

3.	Inadequate Space.

If the space provided in the box entitled “Description of Initial Notes” above is inadequate, the principal amounts of the Initial Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals.

A tender of Initial Notes may be withdrawn at any time prior to the Expiration Date by delivery of an ATOP electronic transmission notice of withdrawal, and the Exchange Agent must receive the electronic notice of withdrawal from the Depositary prior to the Expiration Date. Withdrawals of tenders of Initial Notes may not be rescinded, and any Initial Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Initial Notes so withdrawn are validly retendered. Properly withdrawn Initial Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

5.	Partial Tenders.

Tenders of Initial Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Initial Notes, fill in the principal amount of Initial Notes which are tendered for exchange in column (3) of the box entitled “Description of Initial Notes.” In case of a partial tender for exchange, the untendered principal amount of the Initial Notes will be credited to Depositary account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

6.	Signatures on this Letter of Transmittal and Powers of Attorney.

The signature(s) of the holder of Initial Notes on this Letter of Transmittal must correspond with the name of such holder as it appears on a security position listing maintained by the Depositary, without any change whatsoever.

When this Letter of Transmittal is signed by the holder of the Initial Notes listed and transmitted hereby, no separate powers of attorney are required. If, however, Initial Notes not tendered or not accepted are to be issued or returned to a person other than the holder of Initial Notes, then the Initial Notes transmitted hereby must be accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Initial Notes appear(s) on a security position listing maintained by the Depositary. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

7.	Transfer Taxes.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Initial Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Initial Notes not tendered for exchange are to be issued or returned to, any person other than the tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions there from is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Initial Notes prior to the issuance of the New Notes.

8.	Irregularities.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Initial Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Initial Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Initial Notes. The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Initial Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Initial Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

9.	Waiver of Conditions.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus.

10.	Requests for Information or Additional Copies.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. All other questions about this Exchange Offer should be addressed to the Corporate Communications and Investor Relations department at the Company (telephone number—916-355-4000).

IMPORTANT: THIS LETTER OF TRANSMITTAL, (OR A FACSIMILE THEREOF, IF APPLICABLE, ) OR AN AGENT’S MESSAGE TO THE BOOK-ENTRY TRANSFER FACILITY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

Business Name/disregarded entity name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited Liability Company. Enter the tax classification (C =C corporation, S=S corporation,

P = partnership).

☐ Other

Address

City, state, and ZIP code

	Part 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number
PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding ☐

PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or a U.S. person (defined below).

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE NEW NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF YOUR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date	, 2013

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended.

For this type of account:		Give the NAME AND SOCIAL SECURITY number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship account or single-owner LLC	The owner (3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)	The grantor*

7.	Disregarded entity not owned by an individual	The owner

For this type of account:		Give the NAME AND EMPLOYER IDENTIFICATION number of—
8.	A valid trust, estate or pension trust	The legal entity (4)

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership or LLC

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(A)	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust (do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Note: Grantor also must provide a Form W-9 to trustee of trust.

Purpose of Form

A person who is required to file an information return with the IRS must get your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a exempt payee. The TIN provided must match the name given on the Substitute Form W-9. For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer. CAUTION: Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5) and (7) through (13), C corporations and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.